PROSPECTUS

MAY 1, 2003

COMPASS 3

Sun Life Insurance and Annuity Company of New York ("we" or the "Company") and Sun Life (N.Y.) Variable Account B (the ''Variable Account'') offer the individual flexible payment deferred annuity contracts described in this Prospectus (the ''Contracts'').

You may choose among seven variable investment options and a fixed account option. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following series of the MFS/Sun Life Series Trust (the ''Series Fund''), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:

Money Market Series	Global Governments Series
High Yield Series	Total Return Series
Capital Appreciation Series	Managed Sectors Series
Government Securities Series

The fixed account option pays interest at a guaranteed fixed rate.

This Prospectus must be accompanied by a current prospectus for the Series Fund. Please read this Prospectus and the Series Fund prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Series Fund.

We have filed a Statement of Additional Information dated May 1, 2003 (the "SAI"), which is incorporated by reference in this Prospectus, with the Securities and Exchange Commission (the ''SEC"). The table of contents for the SAI is on page 24 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our ''Service Address'') or by telephoning (800) 447-7569. In addition, the SEC maintains a website (http:// www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Insurance and Annuity Company of New York,

P.O. Box 9133

Wellesley Hills, Masschusetts 02481

TABLE OF CONTENTS

Page
Definitions	2
Synopsis	4
Fees and Expenses	4
Example	5
Condensed Financial Information-Accumulation Unit Values	6
Performance Data	7
Financial Statements	8
A Word About the Company, the Variable Account and the Series Fund	8
Purchase Payments and Contract Values During Accumulation Phase	9
Withdrawals	11
Death Benefit	12
Contract Charges	13
Annuity Provisions	16
Other Contract Provisions	18
Tax Considerations	20
Distribution of the Contracts	23
Legal Proceedings	23
Owner Inquiries	23
Table of Contents for Statement of Additional Information	24

DEFINITIONS

The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

The terms ''we'' and ''the Company'' will be used to refer to Sun Life Insurance and Annuity Company of New York. We will use the term ''you'' to refer to the Owner of the Contract. Readers of this Prospectus should note that unless they are the Owner of the Contract, their ability to exercise any rights belonging to the Owner will depend on their agreement with the Owner.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Phase: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Phase will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made. If more than one person is so named, all provisions of the Contract that are based on the death of the ''Annuitant'' will be based on the date of death of the last surviving of the persons so named. By example, the death benefit will become due only upon the death, prior to the Annuity Commencement Date, of the last surviving of the persons so named. Collectively, these persons are referred to in this Contract as ''Annuitants.'' The Owner is not permitted to name a ''Co-Annuitant'' under a Qualified Contract.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Insurance and Annuity Company of New York (also referred to in this Prospectus as ''we'').

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the ''Code''). The Contract must be owned by a natural person or by a trust or other entity as agent for a natural person for the Contract to receive income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as ''you''.

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

Series Fund: MFS/Sun Life Series Trust.

Seven Year Anniversary: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Contract Anniversaries.

Sub-Account: That portion of the Variable Account that invests in shares of a particular series of the Series Fund.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

We: Sun Life Insurance and Annuity Company of New York.

You: The Owner of the Contract.

SYNOPSIS

You may allocate Purchase Payments to Sub-Accounts of the Variable Account or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see ''Purchase Payments''). During the Accumulation Phase you may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions (see ''Transfers'').

We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see ''Withdrawals'' and ''Withdrawal Charges'').

Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax- Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see ''Tax Considerations'').

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see ''Death Benefit'').

On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see ''Contract Maintenance Charge'').

We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of the Variable Account attributable to the Contracts. In addition, for the first seven Contract Years we deduct a distribution expense charge equal to an annual rate of 0.15% of the daily net assets of the Variable Account attributable to the Contracts. We do not deduct the distribution expense charge after the seventh Contract Anniversary (see ''Mortality and Expense Risk Charge and Distribution Expense Charge'').

We will deduct a charge for premium taxes payable to any governmental entity (see ''Premium Taxes'').

Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see ''Annuity Provisions'').

If you are not satisfied with the Contract, you may return it to us at our Service Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract's Accumulation Account at the end of the Valuation Period during which we received the returned Contract.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	6%*

Maximum Transfer Fee :	$0

*	Years Payment in Participant's Account	Surrender Charge
	0-1	6%
	2-3	5%
	4-5	4%
	6	3%
	7or more	0%

A portion of the Accumulation Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment held by the Company for seven years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 30

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.25%

Distribution Expenses Charge:	0.15%*

Total Variable Account Annual Expenses:	1.40%
*	The Distribution Expense Charge is imposed only during the first seven Contract Years. This charge may be deemed a deferred sales charge.:

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, prior to any fee waiver or expense reimbursement)	0.57%	0.93%*
*	The expenses shown are for the year ended December 31, 2002, and do not reflect any fee waiver or expense reimbursement.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$ 786	$1,208	$1,656	$2,712
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$ 246	$ 758	$1,296	$2,712

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION-ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent auditors.
	Unit Value	Unit Value	Units Outstanding
	Beginning of	End of	at End of
	Period	Period	Year	Year

Capital Appreciation Series	$20.3541	$13.5717	152,946	2002
	27.6375	20.3541	223,510	2001
	31.6334	27.6375	325,773	2000
	24.1862	31.6334	349,564	1999
	19.0541	24.1862	339,067	1998
	15.6920	19.0541	291,968	1997
	13.0981	15.6920	231,231	1996
	9.8771	13.0981	184,876	1995
	10.3891	9.8771	135,042	1994
	10.0000	10.3891	17,574	1993

Government Securities Series	14.6254	15.8374	22,651	2002
	13.8028	14.6254	25,028	2001
	12.4808	13.8028	59,856	2000
	12.9045	12.4804	72,199	1999
	12.0343	12.9045	67,394	1998
	11.2212	12.0343	55,194	1997
	11.1980	11.2212	58,052	1996
	9.6514	11.1980	39,286	1995
	10.0022	9.6514	32,725	1994
	10.0000	10.0002	7,140	1993

High Yield Series	13.7916	13.9684	15,541	2002
	13.7446	13.7916	21,136	2001
	14.9489	13.7446	46,956	2000
	14.1888	14.9489	54,240	1999
	14.3002	14.1888	60,336	1998
	12.8082	14.3002	60,217	1997
	11.5849	12.8082	58,945	1996
	10.0368	11.5849	43,963	1995
	10.4094	10.0368	37,197	1994
	10.0000	10.4094	2,726	1993

Managed Sector Series	17.6327	12.8695	49,129	2002
	27.7307	17.6327	84,539	2001
	35.5119	27.7307	118,719	2000
	19.3977	35.5119	112,125	1999
	17.4931	19.3977	113,778	1998
	14.0980	17.4931	100,687	1997
	12.1391	14.0980	82,578	1996
	9.2925	12.1391	53,846	1995
	9.5946	9.2925	28,752	1994
	10.0000	9.5946	1,619	1993

Global Governments Series	11.2986	13.4403	10,619	2002
	11.7082	11.2986	13,740	2001
	11.7186	11.7082	28,991	2000
	12.5340	11.7186	33,432	1999
	11.0071	12.5340	35,645	1998
	11..2477	11.0071	42,551	1997
	10.8976	11.2477	47,922	1996
	9.5512	10.8976	46,895	1995
	10.1398	9.5512	43,259	1994
	10.0000	10.1398	6,287	1993

Money Market Series	13.0977	13.0814	18,617	2002
	12.7979	13.0977	20,111	2001
	12.2461	12.7979	30,750	2000
	11.8631	12.2461	47,556	1999
	11.4533	11.8631	51,357	1998
	11.0530	11.4533	47,433	1997
	10.6823	11.0530	83,267	1996
	10.2716	10.6823	44,348	1995
	10.0435	10.2716	33,901	1994
	10.0000	10.0435	5,787	1993

Total Return Series	20.7617	19.3048	72,111	2002
	20.9468	20.7617	133,879	2001
	18.1833	20.9468	219,130	2000
	17.9323	18.1833	286,275	1999
	16.2726	17.9323	296,455	1998
	13.5283	16.2726	281,915	1997
	12.0270	13.5283	255,284	1996
	9.6190	12.0270	185,716	1995
	9.9794	9.6190	154,543	1994
	10.0000	9.9794	30,589	1993

* From March 1, 1993 (date of commencement of sales of the Contracts).

PERFORMANCE DATA

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance data relating to the Sub-Accounts. Performance data will consist of total return quotations which will always include quotations for the period subsequent to the date each Sub-Account became available for investment under the Contracts, and for recent one year and, when applicable, five and ten year periods. Such quotations for such periods will be the average annual rates of return required for an initial Purchase Payment of $1,000 to equal the actual variable accumulation value attributable to such Purchase Payment on the last day of the period, after reflection of all applicable withdrawal and Contract charges. In addition, the Variable Account may calculate nonstandardized rates of return that do not reflect withdrawal and Contract charges. Results calculated without withdrawal and/or Contract charges will be higher. Performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More detailed information on the computations is set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS

Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE SERIES FUND

The Company

Sun Life Insurance and Annuity Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.

We are a subsidiary of Sun Life Assurance Company of Canada (U.S.) (''Sun Life of Canada (U.S.)''), a stock life insurance company incorporated in Delaware. Sun Life (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada (''Sun Life (Canada)''). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. (''Sun Life Financial''), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

The Variable Account

We established the ''Variable Account'' as a separate account of the Company on December 3, 1984, pursuant to a resolution of the Company's Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Under New York insurance law, and under the Contracts, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific series of the Series Fund described below.

In addition to the Contracts, we issue other variable annuity contracts participating in the Variable Account.

The Series Fund

The Series Fund is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (''MFS''), serves as the investment adviser to the Series Fund.

All amounts allocated to the Variable Account will be used to purchase shares of the Series Fund at their net asset value as you designate. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and distribution expenses and any applicable taxes, in effect, by redeeming the number of Series Fund shares, at their net asset value, equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of 7 series of the Series Fund. The investment objectives of each of the 7 available series of the Series Fund are summarized below.

Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

High Yield Series will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

Global Governments Series will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

Total Return Series will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

Managed Sectors Series will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

Shares of the Series Fund are available exclusively to separate accounts established by the Company and Sun Life (U.S.) to fund benefits under variable life insurance and variable annuity products.

Certain risks involved in funding benefits under both life insurance and annuity contracts are discussed in the Series Fund prospectus under the caption ''Management of the Series Fund.''

More detailed information may be found in the current prospectus of the Series Fund and the Series Fund's statement of additional information. A prospectus for the Series Fund must accompany this Prospectus and you should read it together with this Prospectus.

The Fixed Account

See Appendix A to the Statement of Additional Information for a description of the Fixed Account.

PURCHASE PAYMENTS AND CONTRACT VALUES

DURING ACCUMULATION PHASE

Purchase Payments

You must send all Purchase Payments to us at our Service Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date. Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

Your completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately, unless you specifically consent to our retaining the Purchase Payment until we can complete the application. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

We will allocate each net Purchase Payment to either the Fixed Account or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account, in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we receive the Purchase Payment.

We established the Variable Accumulation Unit value for each Sub-Account at $10.00 for the first Valuation Period of that Sub-Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period, depending on the investment performance of the series of the Series Fund in which the Sub-Account is invested, and the expenses and charges deducted from the Variable Account.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:
(a)	is the net result of:

(1)	the net asset value of a Series Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

(2)	the per share amount of any dividend or other distribution declared on the Series Fund shares held in the Sub-Account if the ''ex dividend'' date occurs during the Valuation Period, plus or minus

(3)

a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which we determine to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

(b)	is the net asset value of a Series Fund share held in the Sub-Account, determined as of the end of the preceding Valuation Period; and

(c)	is the risk charge factor we determine for the Valuation Period to reflect the charge for assuming the mortality and expense risks and distribution expense risk.

Transfers

During the Accumulation Phase, you may transfer all or part of the value of your Accumulation Account to one or more Sub-Accounts then available or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of Sub-Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

(1)	You may make transfers involving Fixed Accumulation Units only during the 45-day period before and the 45-day period after each Contract Anniversary;

(2)	You may not make more than 12 transfers in any Contract Year; and

(3)	The amount transferred may not be less than $1,000, unless you are transferring your entire balance in the Fixed Account or a Sub-Account.

In addition, these transfers will be subject to such terms and conditions as the Series Fund may impose. We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer.

You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

WITHDRAWALS

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see ''Withdrawal Charges''). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see ''Tax Considerations''). In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000, we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal, you may specify the amount you want withdrawn from the Fixed Account and/or each Sub-Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your allocations at the end of the Valuation Period during which we receive your request.

If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request and reduce the value of your Accumulation Account by deducting the amount paid plus any applicable withdrawal charge. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment

Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for the following periods:

o	When the New York Stock Exchange is closed, except weekends and holidays or when trading on the New York Stock Exchange is restricted;
o	When it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and
o	When an SEC order permits us to defer payment for the protection of Owners.

Section 403(b) Annuities

The Internal Revenue Code imposes restrictions on cash withdrawals from contracts used with Section 403(b) Annuities. In order for a Contract to receive tax-deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 (''Pre-1989 Account Value'')) may be made only when the Owner attains age 591/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Internal Revenue Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions (''Restricted Account Value'').

Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see ''Tax Considerations''). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing the plan and the person who administers such plan for information as to such investment alternatives.

For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) Annuities), see ''Tax Considerations.''

DEATH BENEFIT

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under Annuity Options B, D, or E, if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or a single lump sum payment of their discounted value.)

You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you or, if you are the Annuitant, to your estate.

During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under ''Annuity Provisions,'' for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see ''Other Contract Provisions-Death of Owner'').

Payment of Death Benefit

If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under ''Withdrawals.'' If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If the death benefit is to be paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election and we will maintain your Accumulation Account in effect until the Annuity Commencement Date.

Amount of Death Benefit

The death benefit is equal to the greatest of:
(1)	the value of your Accumulation Account;

(2)	the total Purchase Payments made under the Contract, reduced by all withdrawals; and

(3)

the value of your Accumulation Account on the Seven Year Anniversary immediately preceding the date of death of the Annuitant, adjusted for any Purchase Payments or cashwithdrawal payments made and Contract charges assessed after that Seven Year Anniversary.

To determine the amount of the death benefit under (1) above, we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

CONTRACT CHARGES

We will assess contract charges under the Contract as follows:

Contract Maintenance Charge

We deduct an annual contract maintenance charge of $30 as partial reimbursement to us for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Sub-Account in which you have Accumulation Units at the time of the deduction.

On the Annuity Commencement Date, we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

Mortality and Expense Risk Charge and Distribution Expense Charge

We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

For assuming these risks, we make a deduction from the Variable Account at the end of each Valuation Period both during the Accumulation Phase and after annuity payments begin at an effective annual rate of 1.25%. We may change the rate of this deduction annually, but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Variable Account with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Account attributable to the Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense charges and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

For the year ended December 31, 2000, mortality and expense risk charges imposed under the Contracts and other contracts participating in the Variable Account and the distribution expense charges described above were the only expenses of the Variable Account.

Withdrawal Charges

We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement to us for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:
(1)

Old Payments, New Payments and accumulated value: In a given Contract Year, ''New Payments'' are Payments you have made in that Contract Year or in the six previous Contract Years; ''Old Payments'' are all Purchase Payments made before the previous six Contract Years; and the remainder of your Accumulation Account value-that is, the value of your Accumulation Account minus the total of Old Payments and New Payments-is called the ''accumulated value.''

(2)

Order of withdrawal: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

(3)

Free withdrawal amount: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these New Payments have been previously withdrawn.

(4)

Amount subject to withdrawal charge: We will impose the withdrawal charge on the excess, if any, of (a) Old Payments and New Payments being withdrawn, over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:
Number of Contract Years	Withdrawal Charge Percentage
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Aggregate withdrawal charges (including the distribution expense charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix C to the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

Premium Taxes

We will make a deduction, when applicable, for premium taxes or similar state or local taxes. Currently, no premium taxes are applicable in the State of New York; however, if you or the Payee are a resident of a state other than New York, a premium tax ranging from 0% to 3.5% may be assessed, depending on the state of residence. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

Charges of the Series Fund

The Variable Account purchases shares of the Series Fund at net asset value. The net asset value of these shares reflects investment management fees and expenses (including, but not limited to, compensation of trustees, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Series Fund. These fees and expenses are more fully described in the Series Fund prospectus and the related Statement of Additional Information.

ANNUITY PROVISIONS

Annuity Commencement Date

We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time, as provided in the Contract. The Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. In most situations, current law requires that under a Qualified Contract certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option, as described under ''Death Benefit.'' Please refer to the terms of your plan for additional restrictions.

On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge (see ''Contract Maintenance Charge''). No Cash Withdrawals will be permitted after the Annuity Commencement Date, except as may be available under Annuity Options B, D, or E, if elected. (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or a single lump sum payment of their discounted value.)

Annuity Options

During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary, as provided under ''Death Benefit.''

You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 Monthly Payments Certain, to have been elected. If more than one person is named as ''Annuitant'' due to the designation of a co-annuitant, the adjusted value of the Accumulation Account will be applied under Annuity Option C, with the survivor benefit to be calculated in accordance with such option using 50% with the co-annuitant as the designated second person.

Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain, as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments payable during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected. The election of this Annuity Option may result in the imposition of a penalty tax.

Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

Determination of Annuity Payments

We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

Exchange of Variable Annuity Units

After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Sub-Account to another, up to a maximum of 12 such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

Annuity Payment Rates

The Contract contains annuity payment rates for each Annuity Option described above. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate of 4% and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

If net investment return of the Sub-Accounts was exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

OTHER CONTRACT PROVISIONS

Owner

As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see ''Tax Considerations-Taxation of Annuities in General''). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

Death of Owner

If you are the Owner of a Non-Qualified Contract and you die before the Annuitant and before the Annuity Commencement Date, the death benefit amount (determined in accordance with ''Amount of Death Benefit'' in this Prospectus) must be distributed to the ''designated beneficiary'' as defined in Section 72(s) of the Internal Revenue Code, either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the designated beneficiary, with annuity payments beginning within one year after the date of your death. The person named as Beneficiary shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

These mandatory distribution requirements will not apply when the designated beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner, your surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; if your spouse does not make that election, the Death Benefit provision of the Contract shall be controlling, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements. In all other cases where the Owner and the Annuitant are the same individual, the Death Benefit provision of the Contract controls.

If you are both the Owner and the Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Series Fund Shares

We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. We will vote Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date, the Payee is the person having such voting rights.

Owners of Contracts held pursuant to retirement plans may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

We will determine the number of particular Series Fund shares as to which each such person is entitled to give instructions on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, we determine that number by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Series Fund share as of the same date. On or after the Annuity Commencement Date, we determine the number of particular Series Fund shares as to which such instructions may be given by a Payee by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Series Fund share as of the same date.

Substituted Securities

Shares of a particular series of the Series Fund may not always be available for purchase by the Variable Account or we may decide that further investment in any such shares is no longer appropriate in view of the purposes of the Variable Account or in view of legal, regulatory or federal income tax restrictions. In either event, shares of another series or shares of another registered open-end investment company may be substituted both for Series Fund shares already purchased by the Variable Account and as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Modification

Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts or (iv) provides additional Variable Account and/ or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

Change in Operation of Variable Account

At the Company's election and subject to the prior approval of the Superintendent of Insurance of the State of New York and to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any such change in the operation of the Variable Account, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York, make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

TAX CONSIDERATIONS

The Contracts are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403 or 408 of the Internal Revenue Code (the ''Code''). The ultimate effect of federal income taxes may depend upon the type of retirement plan for which a Contract is purchased and a number of different factors. This discussion is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. The Company does not make any guarantee regarding the federal, state or local tax status of any Contract or any transaction involving a Contract.

Tax Treatment of the Company and the Variable Account

The Company is taxed as a life insurance company under the Code. The operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, but the Variable Account is not taxable as a regulated investment company or otherwise as an entity separate from the Company. The income of the Variable Account (consisting primarily of interest, dividends and net capital gains) is not taxable to the Company to the extent that it is applied to increase reserves under contracts participating in the Variable Account.

Taxation of Annuities in General

Purchase Payments made under Non-Qualified Contracts are not deductible from the Owner's income for federal income tax purposes. Owners of Qualified Contracts should consult a tax adviser regarding the tax treatment of Purchase Payments.

Generally, no taxes are imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or as a cash withdrawal or lump sum payment prior to the Annuity Commencement Date. However, corporate Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract, unless the non-natural person holds the Contract as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement). This current taxation of annuities held by non-natural persons does not apply to earnings accumulated under an immediate annuity, which the Code defines as a single premium contract with an annuity commencement date within one year of the date of purchase.

A partial cash withdrawal (i.e., a withdrawal of less than the entire value of the Contract's Accumulation Account) from a Non-Qualified Contract before the Annuity Commencement Date is treated first as a withdrawal from the increase in the Accumulation Account's value, rather than as a return of Purchase Payments. The amount of the withdrawal allocable to this increase will be includible in the Owner's income and subject to tax at ordinary income rates. If an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount borrowed from the Contract or the amount assigned or pledged must be treated as if it were withdrawn from the Contract.

In the case of annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, a portion of each payment is treated as a nontaxable return of Purchase Payments. The nontaxable portion is determined by applying to each annuity payment an ''exclusion ratio,'' which, in general, is the ratio that the total amount the Owner paid for the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable at ordinary income rates.

The total amount that a Payee may exclude from income through application of the ''exclusion ratio'' is limited to the amount the Owner paid for the Contract. If the Annuitant survives for his full life expectancy, so that the Payee recovers the entire amount paid for the Contract, any subsequent annuity payments will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire amount paid, the Payee will be allowed a deduction for the amount of unrecovered Purchase Payments.

Taxable cash withdrawals and lump sum payments from Non-Qualified Contracts may be subject to a penalty tax equal to 10% of the amount treated as taxable income. This 10% penalty also may apply to certain annuity payments. This penalty will not apply in certain circumstances (such as where the distribution is made upon the death of the Owner). The withdrawal penalty also does not apply to distributions under an immediate annuity (as defined above).

In the case of a Qualified Contract, distributions generally are taxable and distributions made prior to age 591/2 are subject to a 10% penalty tax, although this penalty tax will not apply in certain circumstances. Certain distributions, known as ''eligible rollover distributions,'' if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Only the plan participant or the participant's spouse may elect to roll over a distribution to an eligible retirement plan.

If the Owner of a Non-Qualified Contract dies, the value of the Contract generally must be distributed within a specified period (see ''Other Contract Provisions-Death of Owner''). For Contracts owned by non-natural persons, a change in the Annuitant is treated as the death of the Owner.

A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon the death of the Owner.

A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the value of the Contract's Accumulation Account minus the total amount paid for the Contract.

The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued in connection with an individual retirement account, unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above), unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for federal income tax purposes, and therefore the annual increase in the value of such contracts is subject to current taxation. The Company believes that each series of the Series Fund complies with the regulations.

The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract and/or the Variable Account) necessary to comply with the guidelines.

Qualified Retirement Plans

The Qualified Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans:
(1)

Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a), 401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans;

(2)

Tax-Sheltered Annuities established pursuant to the provisions of Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code; and

(3)

Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pension Plans established by employers pursuant to Section 408(k) and Simple Retirement Accounts established pursuant to Section 408(p).

The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans, as well as Owners, Annuitants, Payees and Beneficiaries, are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. The Company will provide purchasers of Qualified Contracts used in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

DISTRIBUTION OF THE CONTRACTS

The Contracts will be sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Commissions and other distribution expenses will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Account.

OWNER INQUIRIES

All Owner inquiries should be directed to the Company at the Service Address shown on the first page of this Prospectus.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information

Annuity Provisions

Other Contract Provisions

Administration of the Contracts

Distribution of the Contracts

Accountants

Calculation of Performance Data

Advertising and Sales Literature

Financial Statements

Accountants

Appendix A - The Fixed Account

Appendix B - Illustrative Examples of Variable Accumulation Unit Value, Variable Annuity Unit

     Value and Variable Annuity Payment Calculations

Appendix C - Withdrawals and Withdrawal Charges

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2003 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for Compass 3-Sun Life (N.Y.) Variable Account B.

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